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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 6, 2005

                               NORDSON CORPORATION
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             (Exact name of registrant as specified in its charter)

                                      OHIO
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         (State or other jurisdiction of incorporation or organization)

          0-7977                                     34-0590250
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   (Commission file number)             (I.R.S. Employer Identification No.)

                       28601 Clemens Road, Westlake, Ohio
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                    (Address of principal executive offices)

                                      44145
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                                   (Zip Code)

                                 (440) 892-1580
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communication pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 7.01.   Regulation FD Disclosure

On April 6, 2005, Nordson Corporation issued a press release with respect to its estimated results for the second quarter and full year of fiscal 2005. A copy is attached as Exhibit 99.

Item 9.01.   Financial Statements and Exhibits

c.)   Exhibits

      Press release of Nordson Corporation dated April 6, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 6, 2005                     Nordson Corporation

                                         By:    /s/ Peter S. Hellman
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                                                President, Chief Financial and
                                                Administrative Officer

                                         And:   /s/ Nicholas D. Pellecchia
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                                                Vice President, Finance and
                                                Controller

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                                    Form 8-K
                                  Exhibit Index

Exhibit
Number
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99       Press release of Nordson Corporation dated as of
         April 6, 2005.

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